UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-7478

Name of Fund: MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniVest Fund
        II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                      MuniVest Fund II, Inc.

Annual Report
October 31, 2003

[LOGO] Merrill Lynch Investment Managers

MuniVest Fund II, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 11.30%.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


2       MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

A Letter From the President

Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Director


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund was able to successfully weather bouts of excessive interest rate volatility during the fiscal year and outperform its Lipper category.

Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices -- which move in the opposite direction of yields -- rose in response to weak equity markets, concerns about a growing conflict in Iraq and continued sub par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August 2003, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the 12-month period, long-term U.S. Treasury bond yields were 5.13%, 15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic increase in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly $400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. Less than $90 billion in long-term tax-exempt bonds was underwritten during the period's last three months, a decline of nearly 10% versus the same three months of 2002. This decline in supply helped support the tax-exempt market's recent performance.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniVest Fund II, Inc. had a net annualized yield of 6.79%, based on a year-end per share net asset value of $14.76 and $1.002 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.88%, based on a change in per share net asset value from $14.16 to $14.76, and assuming reinvestment of $.994 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +4.88%, based on a change in per share net asset value from $14.58 to $14.76, and assuming reinvestment of $.508 per share ordinary income dividends.

For the six-month period ended October 31, 2003, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, .91%; Series B, .77%; and Series C, .82%.


4       MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.

For the 12 months ended October 31, 2003, the Fund's return, based on net asset value, outperformed its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had an average return of +8.08%. We established a neutral stance with respect to interest rates in 2002 and early 2003, and maintained that stance through the middle of the year. We believe this positioning helped insulate the Fund from much of the interest rate volatility experienced during the past six months. Our strategy of enhancing yield by increasing the Fund's exposure to lower-rated investment-grade issues also was beneficial to total return performance, as these issues helped to increase the Fund's investment income stream. In addition, these lower-rated issues have exhibited less price volatility than many general market issues in recent months, which also served to enhance performance.

What changes were made to the portfolio during the period?

In May and June, as market yields declined in response to weak economic growth and the possibility of additional short-term interest rate changes by the Federal Reserve Board, we adopted a slightly more defensive strategy, further reducing the portfolio's interest rate sensitivity by lowering the Fund's average portfolio maturity. This defensive positioning resulted in relative outperformance as interest rates rose dramatically in July and August. We also continued to add higher-yielding instruments to the portfolio whenever they were attractively priced in an effort to help the Fund maintain its favorable dividend yield in the coming months.

In terms of leverage, the Fund's borrowing costs remained in the low 1% range during the period. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period with a slightly defensive position with respect to future interest rate movements. We continue to favor more defensive, higher-couponed issues over the more interest-rate-sensitive securities. At the close of the period, the Fund had modest cash reserves of approximately 2%. Overall, the Fund is structured to perform better in stable-to-rising interest rate environments. If yields decline to the recent lows seen in June 2003, we would expect to adopt a much stronger defensive strategy.

Looking ahead, we believe moderate economic growth, especially within a context of negligible inflationary pressures, should not greatly endanger the positive fixed income environment that tax-exempt products have enjoyed.

Fred K. Stuebe
Vice President and Portfolio Manager

November 10, 2003


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003               5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                     S&P       Moody's   Face
State                Ratings+  Ratings+  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Alabama--0.9%        NR*       A2        $ 2,500   Huntsville, Alabama, Health Care Authority Revenue Bonds,
                                                   Series B, 5.75% due 6/01/2032                                           $   2,540
====================================================================================================================================
Arizona--1.4%        BB+       Ba1         1,200   Maricopa County, Arizona, Pollution Control Corporation, PCR,
                                                   Refunding (El Paso Electric Company Project), Series A, 6.25%
                                                   due 5/01/2037                                                               1,245
                     AAA       Aaa         2,315   Maricopa County, Arizona, Tempe Elementary Unified School District
                                                   Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                            2,914
====================================================================================================================================
California--5.5%     NR*       NR*         1,250   Chula Vista, California, Community Facilities District, Special
                                                   Tax (Number 06-1, Eastlake Woods Area), Series A, 6.20% due 9/01/2033       1,255
                                                   Golden State Tobacco Securitization Corporation, California, Tobacco
                                                   Settlement Revenue Bonds:
                     BBB       Baa2        1,000       Series A-2, 7.90% due 6/01/2042                                         1,029
                     BBB       Baa2        3,700       Series A-3, 7.875% due 6/01/2042                                        3,801
                     BBB-      Baa1        3,750       Series B, 5.375% due 6/01/2028                                          3,614
                     BBB-      Baa1        5,200       Series B, 5.50% due 6/01/2033                                           5,037
                     NR*       NR*         1,350   Poway, California, Unified School District, Special Tax (Community
                                                   Facilities District Number 6 Area), Series A, 6.125% due 9/01/2033          1,360
====================================================================================================================================
Colorado--3.8%       NR*       Aa2            40   Colorado HFA Revenue Bonds (S/F Program), AMT, Senior-Series F, 8.625%
                                                   due 6/01/2025                                                                  40
                     NR*       Aa2           535   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior
                                                   Series A-2, 7.50% due 4/01/2031                                               558
                                                   Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                                   Improvement Fee):
                     NR*       NR*         3,025       Series A, 7.35% due 9/01/2031                                           3,099
                     NR*       NR*         1,000       Series B, 7% due 9/01/2031                                              1,018
                     NR*       NR*         1,325   North Range, Colorado, Metropolitan District Number 1, GO, 7.25% due
                                                   12/15/2031                                                                  1,325
                     BB+       Ba1         1,900   Northwest Parkway, Colorado, Public Highway Authority Revenue Bonds,
                                                   First Tier, Sub-Series D, 7.125% due 6/15/2041                              1,932
                     NR*       NR*         3,300   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue
                                                   Bonds (Public Improvement Fees), 8% due 12/01/2025                          3,305
====================================================================================================================================
Connecticut--0.7%    BBB-      NR*         2,000   Mohegan Tribe Indians, Connecticut, Gaming Authority, Public
                                                   Improvement Revenue Refunding Bonds (Priority Distribution), 6.25%
                                                   due 1/01/2031                                                               2,087
====================================================================================================================================
Florida--5.5%        NR*       NR*           440   Bonnet Creek Resort, Florida, Community Development District, Special
                                                   Assessment Revenue Bonds, 7.50% due 5/01/2034                                 460
                     BBB       Baa2        6,705   Escambia County, Florida, PCR (Champion International Corporation
                                                   Project), AMT, 6.90% due 8/01/2022                                          6,973
                     NR*       NR*         2,000   Fiddlers Creek, Florida, Community Development District Number 2,
                                                   Special Assessment Revenue Bonds, Series A, 6.375% due 5/01/2035            2,005
                     NR*       NR*         1,000   Orlando, Florida, Urban Community Development District, Capital
                                                   Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033         1,043
                     NR*       NR*         2,000   Palm Beach County, Florida, HFA, M/F Housing Revenue Bonds (Lake
                                                   Delray Apartment Project), AMT, Series A, 6.40% due 1/01/2031               1,819
                     NR*       NR*           215   Panther Trace, Florida, Community Development District, Special
                                                   Assessment Revenue Bonds, Series B, 6.50% due 5/01/2009                       215
                     NR*       NR*         1,000   Park Place Community Development District, Florida, Special Assessment
                                                   Revenue Bonds, 6.75% due 5/01/2032                                          1,042
                     NR*       NR*         1,000   Preserve at Wilderness Lake, Florida, Community Development District,
                                                   Capital Improvement Bonds, Series A, 7.10% due 5/01/2033                    1,039
                     NR*       NR*         1,555   Vista Lakes Community, Florida, Development District, Capital
                                                   Improvement Revenue Bonds, Series B, 5.80% due 5/01/2008                    1,560

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family


6       MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                     S&P       Moody's   Face
State                Ratings+  Ratings+  Amount    Municipal Bonds                                                          Value
====================================================================================================================================
Georgia--4.3%                                      Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                                   Project):
                     NR*       NR*       $ 1,655       7.25% due 12/01/2005                                                 $  1,667
                     NR*       NR*         2,000       7.90% due 12/01/2024                                                    2,057
                                                   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                     A         A2          5,620       Series W, 6.60% due 1/01/2018                                           6,830
                     A         A2            380       Series W, 6.60% due 1/01/2018 (h)                                         464
                     A         A2          1,250       Series X, 6.50% due 1/01/2020                                           1,509
====================================================================================================================================
Idaho--0.4%          NR*       Aaa           990   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                   Series E-2, 6.90% due 1/01/2027                                             1,053
====================================================================================================================================
Illinois--18.6%      AAA       NR*         3,000   Chicago, Illinois, O'Hare International Airport Revenue Refunding
                                                   Bonds, DRIVERS, AMT, Series 253, 10.086% due 1/01/2020 (a)(d)               3,377
                     CCC       Caa2        4,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                                   Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                                   due 12/01/2024                                                              2,843
                     AAA       Aaa           810   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7%
                                                   due 3/01/2032 (f)(i)                                                          836
                     NR*       NR*           800   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%
                                                   due 12/01/2032                                                                794
                     AAA       Aaa         2,385   Cook County, Illinois, Community High School District Number 219,
                                                   Niles Township, GO, 6% due 12/01/2017 (c)                                   2,752
                     BBB       Baa1        2,800   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                                   Biosolids Management LLC Project), AMT, 6% due 11/01/2023                   2,830
                     BBB       NR*         1,000   Illinois Development Finance Authority Revenue Bonds (Community
                                                   Rehabilitation Providers Facility), Series A, 6.50% due 7/01/2022           1,030
                     BBB       NR*         2,500   Illinois Development Finance Authority, Revenue Refunding Bonds
                                                   (Community Rehabilitation Providers), Series A, 6% due 7/01/2015            2,550
                     A+        A1          6,500   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75%
                                                   due 9/01/2023                                                               6,781
                     NR*       Aaa         2,600   Kane and De Kalb Counties, Illinois, Community Unit School District
                                                   Number 302, GO, DRIVERS, Series 283, 10.13% due 2/01/2018 (a)(c)            3,251
                     NR*       Aaa         3,850   Kane, Cook and Du Page Counties, Illinois, Elgin School District
                                                   Number 46, GO, 6.375% due 1/01/2018 (g)                                     4,482
                                                   Mc Lean and Woodford Counties, Illinois, Community Unit, School
                                                   District Number 005, GO, Refunding (g):
                     NR*       Aaa         2,345       6.25% due 12/01/2014                                                    2,752
                     NR*       Aaa         2,000       6.375% due 12/01/2016                                                   2,365
                     AAA       NR*         3,200   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                                   Tax Revenue Refunding Bonds, DRIVERS, Series 269, 10.13%
                                                   due 6/15/2023 (a)(d)                                                        3,834
                                                   Regional Transportation Authority, Illinois, Revenue Bonds:
                     AAA       Aaa         1,500       Series A, 7.20% due 11/01/2020 (b)                                      1,965
                     AAA       Aaa         7,000       Series A, 6.70% due 11/01/2021 (c)                                      8,796
                     AAA       Aaa         2,500       Series C, 7.75% due 6/01/2020 (c)                                       3,421
====================================================================================================================================
Indiana--11.2%                                     Indiana Bond Bank Revenue Bonds (State Revolving Fund Program),
                                                   Series A:
                     AAA       NR*         2,750       6.875% due 2/01/2012                                                    2,988
                     AAA       NR*         5,750       6.75% due 2/01/2017                                                     6,228
                     NR*       Aaa         5,545   Indiana State HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                                   6.80% due 1/01/2017 (e)                                                     5,608
                                                   Indiana Transportation Finance Authority, Highway Revenue Bonds,
                                                   Series A:
                     AA        Aa2         1,530       7.25% due 6/01/2015                                                     1,959
                     AA        Aa2           470       7.25% due 6/01/2015 (h)                                                   584
                     AA        Aa2         3,775       6.80% due 12/01/2016                                                    4,710
                     AA        NR*         8,750   Indianapolis, Indiana, Local Public Improvement Bond Bank, Revenue
                                                   Refunding Bonds, Series D, 6.75% due 2/01/2014                             10,689


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003               7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                     S&P       Moody's   Face
State                Ratings+  Ratings+  Amount    Municipal Bonds                                                          Value
====================================================================================================================================
Kentucky--0.7%       B         B3        $ 2,000   Kenton County, Kentucky, Airport Board, Special Facilities Airport
                                                   Revenue Bonds (Delta Airlines Project), AMT, Series A, 7.50%
                                                   due 2/01/2020                                                            $  1,977
====================================================================================================================================
Louisiana--6.6%      AAA       Aaa         5,000   Louisiana Local Government, Environmental Facilities, Community
                                                   Development Authority Revenue Bonds (Capital Projects and Equipment
                                                   Acquisition), Series A, 6.30% due 7/01/2030 (b)                             5,925
                     BB-       NR*        10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain
                                                   Company Project), 6.50% due 1/01/2017                                       9,703
                     BBB       Baa2        3,600   Sabine River Authority, Louisiana, Water Facilities Revenue
                                                   Refunding Bonds (International Paper Company), 6.20% due 2/01/2025          3,740
====================================================================================================================================
Maryland--1.6%       A-        NR*         2,000   Maryland State Energy Financing Administration, Solid Waste Disposal
                                                   Revenue Bonds, Limited Obligation (Wheelabrator Water Projects),
                                                   AMT, 6.45% due 12/01/2016                                                   2,111
                     AAA       Aaa         1,000   Maryland State Health and Higher Educational Facilities Authority
                                                   Revenue Bonds (University of Maryland Medical System), Series B, 7%
                                                   due 7/01/2022 (c)                                                           1,268
                     NR*       NR*         1,250   Montgomery County, Maryland, Special Obligation, Special Tax Bond
                                                   (West Germantown Development District), Series B, 6.70%
                                                   due 7/01/2027                                                               1,273
====================================================================================================================================
Massachusetts--4.9%  AA-       Aa2         1,000   Massachusetts State College Building Authority Project, Revenue
                                                   Refunding Bonds, Senior-Series A, 7.50% due 5/01/2011                       1,263
                     BB+       NR*         1,250   Massachusetts State Development Finance Agency, Revenue Refunding
                                                   Bonds (Eastern Nazarine College), 5.625% due 4/01/2029                        937
                     BBB-      NR*         1,500   Massachusetts State Health and Educational Facilities Authority
                                                   Revenue Bonds (Jordan Hospital), Series E, 6.75% due 10/01/2033             1,472
                     AA        Aa3         6,000   Massachusetts State Water Resource Authority Revenue Bonds,
                                                   Series A, 6.50% due 7/15/2019                                               7,327
                     AAA       Aaa         3,000   Massachusetts State Water Resource Authority, Revenue Refunding
                                                   Bonds, Series A, 6% due 8/01/2016 (c)                                       3,475
====================================================================================================================================
Michigan--6.6%       BBB       Baa2        1,500   Delta County, Michigan, Economic Development Corporation,
                                                   Environmental Improvement Revenue Refunding Bonds (Mead
                                                   Westvaco-Escanaba), Series A, 6.25% due 4/15/2027                           1,555
                     BBB-      Baa3        3,100   Flint, Michigan, Hospital Building Authority, Revenue Refunding
                                                   Bonds (Hurley Medical Center), 6% due 7/01/2020                             2,885
                     NR*       Ba3           285   Michigan State Hospital Finance Authority, Hospital Revenue
                                                   Refunding Bonds (Sinai Hospital), 6.625% due 1/01/2016                        219
                                                   Michigan State Hospital Finance Authority, Revenue Refunding Bonds,
                                                   Series A:
                     AAA       Aa2         8,425       (Ascension Health Credit), 6.125% due 11/15/2009 (k)                   10,089
                     B         Ba1         2,340       (Detroit Medical Center Obligation Group), 6.50% due 8/15/2018          1,721
                     BB+       NR*         3,000   Pontiac, Michigan, Tax Increment Finance Authority, Revenue
                                                   Refunding Bonds (Development Area Number 3), 6.375% due 6/01/2031           2,903
====================================================================================================================================
Minnesota--0.7%                                    Minnesota State HFA, S/F Mortgage Revenue Bonds, AMT:
                     AA+       Aa1           760       Series L, 6.70% due 7/01/2020                                             777
                     AA+       Aa1         1,235       Series M, 6.70% due 7/01/2026                                           1,262
====================================================================================================================================
Mississippi--3.6%                                  Mississippi Business Finance Corporation, Mississippi, PCR,
                                                   Refunding (System Energy Resources Inc. Project):
                     BBB-      Ba1         7,200       5.875% due 4/01/2022                                                    7,156
                     BBB-      Ba1         3,465       5.90% due 5/01/2022                                                     3,453


8       MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                     S&P       Moody's   Face
State                Ratings+  Ratings+  Amount   Municipal Bonds                                                           Value
====================================================================================================================================
Missouri--0.3%       AAA       NR*       $  715   Missouri State Housing Development Commission, S/F Mortgage
                                                  Revenue Bonds (Homeowner Loan), AMT, Series A, 7.50%
                                                  due 3/01/2031 (i)                                                         $    750
====================================================================================================================================
Nebraska--1.4%                                    Nebraska Investment Finance Authority, S/F Housing Revenue Bonds,
                                                  AMT (i):
                     AAA       NR*        1,590       Series C, 6.30% due 9/01/2028 (f)                                        1,650
                     AAA       NR*        2,375       Series D, 6.45% due 3/01/2028                                            2,468
====================================================================================================================================
Nevada--2.1%         AAA       Aaa        3,300   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                                  6.70% due 6/01/2022 (c)                                                      3,406
                     AAA       Aaa          315   Nevada Housing Division Revenue Bonds (S/F Program), AMT,
                                                  Senior--Series E, 7% due 10/01/2019 (e)                                        322
                     AAA       Aaa        2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra
                                                  Pacific Power Company), AMT, 6.65% due 12/01/2017 (b)                        2,549
====================================================================================================================================
New Jersey--5.0%                                  New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                                  Village Inc. Facility), Series A:
                     NR*       NR*        1,335       7.25% due 11/15/2021                                                     1,370
                     NR*       NR*        1,100       7.25% due 11/15/2031                                                     1,118
                     B         Caa2       2,000   New Jersey EDA, Special Facility Revenue Bonds (Continental
                                                  Airlines Inc. Project), AMT, 6.25% due 9/15/2029                             1,700
                     BB+       NR*        1,930   New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                                  (Pascack Valley Hospital Association), 6.625% due 7/01/2036                  1,933
                     AAA       Aaa        2,620   New Jersey State Housing and Mortgage Finance Agency, Home Buyer
                                                  Revenue Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)                       2,707
                     BBB       Baa2       6,250   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                  Bonds, 7% due 6/01/2041                                                      5,859
====================================================================================================================================
New Mexico--1.1%     B+        Ba3        3,160   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power
                                                  Co.--San Juan Project), Series A, 6.95% due 10/01/2020                       3,273
====================================================================================================================================
New York--9.8%                                    New York City, New York, City IDA, Civic Facility Revenue Bonds:
                     NR*       NR*          690       Series C, 6.80% due 6/01/2028                                              714
                     NR*       NR*          890       (Special Needs Facility Pooled Program), Series C-1, 6.50%
                                                      due 7/01/2017                                                              925
                     BB+       Ba2        1,920   New York City, New York, City IDA, Special Facility Revenue Bonds
                                                  (British Airways PLC Project), AMT, 7.625% due 12/01/2032                    1,886
                     NR*       Aa2        3,375   New York City, New York, City Transitional Finance Authority
                                                  Revenue Bonds, RIB, Series 283, 11.11% due 11/15/2018 (a)                    4,576
                                                  New York City, New York, GO, Refunding, Series A:
                     AAA       Aaa        3,530       6.50% due 5/15/2012 (j)                                                  4,129
                     A         Aaa        3,255       6.375% due 5/15/2015 (c)                                                 3,832
                     AAAr      NR*        7,000   New York State Dormitory Authority, Revenue Refunding Bonds,
                                                  RIB, Series 305, 10.64% due 5/15/2015 (a)(d)                                 9,159
                     NR*       NR*        1,000   Westchester County, New York, IDA, Civic Facility Revenue Bonds
                                                  (Special Needs Facilities Pooled Program), Series E-1, 6.50%
                                                  due 7/01/2017                                                                1,004
                     NR*       NR*        2,690   Westchester County, New York, IDA, Continuing Care Retirement,
                                                  Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                                  due 1/01/2034                                                                2,664
====================================================================================================================================
North Carolina--1.1%                             North Carolina Medical Care Commission, Retirement Facilities, First
                                                 Mortgage Revenue Bonds:
                     NR*       NR*        1,625       (Forest at Duke Project), 6.375% due 9/01/2032                           1,635
                     NR*       NR*        1,500       (Givens Estates Project), Series A, 6.375% due 7/01/2023                 1,504


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003               9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                       S&P       Moody's   Face
State                  Ratings+  Ratings+  Amount    Municipal Bonds                                                        Value
====================================================================================================================================
Pennsylvania--4.9%     NR*       Aaa       $ 2,000   Delaware River Port Authority of Pennsylvania and New Jersey
                                                     Revenue Bonds, RIB, Series 396, 10.643% due 1/01/2019 (a)(g)           $  2,555
                       NR*       NR*         2,000   Pennsylvania Economic Development Financing Authority, Exempt
                                                     Facilities Revenue Bonds (National Gypsum Company), AMT, Series B,
                                                     6.125% due 11/01/2027                                                     1,964
                       A         NR*         1,250   Pennsylvania State Higher Educational Facilities Authority
                                                     Revenue Bonds (University of Pennsylvania Medical Center Health
                                                     System), Series A, 6% due 1/15/2031                                       1,299
                       NR*       NR*         1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                                     Development, 7.75% due 12/01/2017                                         1,283
                                                     Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                                     Bonds (Guthrie Health Issue):
                       A-        NR*         3,300       Series A, 5.875% due 12/01/2031                                       3,368
                       A-        NR*         2,425       Series B, 5.85% due 12/01/2020                                        2,529
                       A-        NR*         1,350       Series B, 1% due 12/01/2031                                           1,469
====================================================================================================================================
Rhode Island--0.4%     BBB       Baa2        1,140   Rhode Island State Health and Educational Building Corporation,
                                                     Hospital Financing Revenue Bonds (Lifespan Obligation Group),
                                                     6.50% due 8/15/2032                                                       1,160
====================================================================================================================================
South Carolina--0.6%   BBB+      Baa2        1,230   Medical University, South Carolina, Hospital Authority, Hospital
                                                     Facility Revenue Refunding Bonds, 6.50% due 8/15/2032                     1,284
                       NR*       Aa2           540   South Carolina Housing Finance and Development Authority, Mortgage
                                                     Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                           549
====================================================================================================================================
Tennessee--3.2%        BB+       Ba1         4,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling
                                                     Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022                   4,000
                       A-        Baa1        5,000   Shelby County, Tennessee, Health, Educational and Housing Facility
                                                     Board, Hospital Revenue Refunding Bonds (Methodist Healthcare),
                                                     6.50% due 9/01/2026                                                       5,404
====================================================================================================================================
Texas--16.2%                                        Austin, Texas, Convention Center Revenue Bonds (Convention
                                                    Enterprises Inc.):
                       BBB-      Baa3        1,600       First Tier, Series A, 6.70% due 1/01/2028                             1,690
                       BBB-      Baa3        4,510       First Tier, Series A, 6.70% due 1/01/2032                             4,764
                       A+        Aa3         1,500       Trust Certificates, Second Tier, Series B, 6% due 1/01/2023           1,624
                                                     Brazos River Authority, Texas, PCR, Refunding, AMT:
                       BBB       Baa2        1,500       (Texas Utility Company), Series A, 7.70% due 4/01/2033                1,666
                       BBB       Baa2        7,080       (Utilities Electric Company), Series B, 5.05% due 6/01/2030           7,393
                       BBB-      Ba1         1,810   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                     Energy Inc. Project), Series B, 7.75% due 12/01/2018                      1,959
                       A-        A3          5,800   Brazos River, Texas, Harbor Navigation District, Brazoria County
                                                     Environmental Revenue Refunding Bonds (Dow Chemical Company
                                                     Project), AMT, Series A-7, 6.625% due 5/15/2033                           6,129
                       AA-       Aa3         2,500   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                                     Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                                     Company Project), AMT, 6.40% due 4/01/2026                                2,667
                       AA        Aa3         5,000   Harris County, Texas, Health Facilities Development Corporation,
                                                     Revenue Refunding Bonds, RITR, Series 6, 9.745% due 7/01/2027 (a)(h)      6,243
                       BBB-      Ba1         3,440   Matagorda County, Texas, Navigation District Number 1, Revenue
                                                     Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029         3,735
                       BB        Ba3         3,060   Port Corpus Christi, Texas, Individual Development Corporation,
                                                     Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                                     Project), AMT, 8.25% due 11/01/2031                                       3,134
                       BBB       Baa2        1,600   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                                     Project), Series A, 6.45% due 11/01/2030                                  1,673
                       NR*       Aa1         3,750   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469x,
                                                     10.16% due 2/01/2014 (a)                                                  4,933


10      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Schedule of Investments (continued)                               (in Thousands)

                      S&P       Moody's   Face
State                 Ratings+  Ratings+  Amount    Municipal Bonds                                                         Value
====================================================================================================================================
Virginia--3.5%        BBB+      A3        $ 1,000   Chesterfield County, Virginia, IDA, PCR (Virginia Electric and
                                                    Power Company), Series B, 5.875% due 6/01/2017                          $  1,049
                      BBB       Baa2        3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal
                                                    Facilities Revenue Bonds (Union Camp Corporation Project), AMT,
                                                    6.55% due 4/01/2024                                                        3,197
                      BBB-      Baa3          800   Mecklenburg County, Virginia, IDA, Exempt Facility Revenue
                                                    Refunding Bonds (UAE LP Project), 6.50% due 10/15/2017                       814
                      BB        NR*         6,915   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                                    Senior-Series A, 5.50% due 8/15/2028                                       5,342
====================================================================================================================================
Washington--10.0%     AAA       Aaa         2,425   Chelan County, Washington, Public Utility District Number 001,
                                                    Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT, Series D,
                                                    6.35% due 7/01/2028 (d)                                                    2,758
                                                    Energy Northwest, Washington, Electric Revenue Refunding Bonds,
                                                    DRIVERS (a):
                      AAA       NR*         2,250       Series 248, 10.13% due 7/01/2018 (d)                                   2,745
                      AAA       NR*         1,125       Series 255, 10.62% due 7/01/2018 (b)                                   1,427
                      NR*       NR*         1,000   Port Seattle, Washington, Special Facilities Revenue Bonds
                                                    (Northwest Airlines Project), AMT, 7.25% due 4/01/2030                       933
                      AAAr      Aaa         5,000   Washington State, GO, Trust Receipts, Class R, Series 6, 10.523%
                                                    due 1/01/2014 (a)(g)                                                       6,363
                      AA        Baa1        2,200   Washington State Health Care Facilities Authority Revenue Bonds
                                                    (Kadlec Medical Center), 6% due 12/01/2030 (l)                             2,367
                                                    Washington State Public Power Supply System, Revenue Refunding
                                                    Bonds, Series B:
                      AA-       Aa1         3,030       (Nuclear Project Number 1), 7.25% due 7/01/2009 (h)                    3,578
                      AA-       Aa1           270       (Nuclear Project Number 1), 7.25% due 7/01/2009                          315
                      AA-       Aa1         5,000       (Nuclear Project Number 1), 7.125% due 7/01/2016                       6,337
                      AAA       Aaa         1,900       (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                      2,430
====================================================================================================================================
Wisconsin--0.9%       BBB+      NR*         2,715   Wisconsin State Health and Educational Facilities Authority
                                                    Revenue Bonds (Synergyhealth Inc.), 6% due 11/15/2032                      2,719
====================================================================================================================================
Wyoming--2.0%                                       Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                    Corporation Project), AMT:
                      BB+       Ba3         1,000       Series A, 7% due 6/01/2024                                             1,000
                      BB+       Ba3         5,000       Series B, 6.90% due 9/01/2024                                          4,950
====================================================================================================================================
Virgin Islands--2.1%  BBB-      Baa3        6,000   Virgin Islands Government Refinery Facilities Revenue Bonds (Hovensa
                                                    Coker Project), AMT, 6.50% due 7/01/2021                                   6,045
                      --------------------------------------------------------------------------------------------------------------
                                                    Total Municipal Bonds (Cost--$386,607)--141.6%                           415,787
                      ==============================================================================================================


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                       Shares
                                       Held      Short-Term Securities                                                    Value
===================================================================================================================================
                                         2,392   Merrill Lynch Institutional Tax-Exempt Fund++                            $   2,392
                      -------------------------------------------------------------------------------------------------------------
                                                 Total Short-Term Securities (Cost--$2,392)--0.8%                             2,392
===================================================================================================================================
                      Total Investments (Cost--$388,999)--142.4%                                                            418,179

                      Unrealized Depreciation on Forward Interest Rate Swaps+++--0.0%                                           (45)

                      Other Assets Less Liabilities--3.6%                                                                    10,619

                      Preferred Stock, at Redemption Value--(46.0%)                                                        (135,000)
                                                                                                                          ---------
                      Net Assets Applicable to Common Stock--100.0%                                                       $ 293,753
                                                                                                                          =========

(a) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rates shown are the rates in effect at October 31, 2003.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e)   FHA Insured.
(f)   FHLMC Collateralized.
(g)   FSA Insured.
(h)   Escrowed to maturity.
(i)   FNMA/GNMA Collateralized.
(j)   XL Capital Insured.
(k)   Prerefunded.
(l)   Radian Insured.
*     Not Rated.
+     Ratings of issues shown are unaudited.
++ Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                             Net        Dividend
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund           (995)         $60
      --------------------------------------------------------------------------

+++ Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-day
       Bond Market Association Municipal Swap
       Interest Rate at quarterly reset date and pay a fixed rate equal to 3.741%.

      Broker, J.P. Morgan Chase Bank
       Expires December 2013                             $21,100      $   (45)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Statement of Net Assets

As of October 31, 2003
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                   Investments, at value (identified cost--$388,999,424) ...................                          $ 418,179,445
                   Cash ....................................................................                                 78,981
                   Receivables:
                      Interest .............................................................      $   9,092,216
                      Securities sold ......................................................          3,576,940
                      Dividends from affiliates ............................................                 58          12,669,214
                                                                                                  -------------
                   Prepaid expenses ........................................................                                  5,864
                                                                                                                      -------------
                   Total assets ............................................................                            430,933,504
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                   Unrealized depreciation on forward interest rate swaps ..................                                 45,302
                   Payables:
                      Securities purchased .................................................          1,695,010
                      Investment adviser ...................................................            203,801
                      Dividends to Common Stock shareholders ...............................            190,024
                      Other affiliates .....................................................              3,040           2,091,875
                                                                                                  -------------
                   Accrued expenses ........................................................                                 43,737
                                                                                                                      -------------
                   Total liabilities .......................................................                              2,180,914
                                                                                                                      -------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
                   Preferred Stock, par value $.05 per share (1,800 Series A Shares, 1,800
                     Series B Shares and 1,800 Series C Shares of AMPS* issued and
                     outstanding at $25,000 per share liquidation preference) ..............                            135,000,000
                                                                                                                      -------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                   Net assets applicable to Common Stock ...................................                          $ 293,752,590
                                                                                                                      =============
===================================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                   Common Stock, par value $.10 per share (19,907,055 shares issued and
                     outstanding) ..........................................................                          $   1,990,705
                   Paid-in capital in excess of par ........................................                            277,543,466
                   Undistributed investment income--net ....................................      $   6,828,780
                   Accumulated realized capital losses on investments--net .................        (21,745,080)
                   Unrealized appreciation on investments--net .............................         29,134,719
                                                                                                  -------------
                   Total accumulated earnings--net .........................................                             14,218,419
                                                                                                                      -------------
                   Total--Equivalent to $14.76 net asset value per share of Common Stock
                     (market price--$14.26) ................................................                          $ 293,752,590
                                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended October 31, 2003
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                   Interest ................................................................                          $  26,090,928
                   Dividends from affiliates ...............................................                                 59,830
                                                                                                                      -------------
                   Total income ............................................................                             26,150,758
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment advisory fees ................................................      $   2,129,798
                   Commission fees .........................................................            341,622
                   Accounting services .....................................................            144,403
                   Transfer agent fees .....................................................             78,128
                   Professional fees .......................................................             61,346
                   Directors' fees and expenses ............................................             37,320
                   Listing fees ............................................................             28,965
                   Custodian fees ..........................................................             23,621
                   Pricing fees ............................................................             22,111
                   Printing and shareholder reports ........................................             14,840
                   Other ...................................................................             49,672
                                                                                                  -------------
                   Total expenses before reimbursement .....................................          2,931,826
                   Reimbursement of expenses ...............................................            (12,355)
                                                                                                  -------------
                   Total expenses after reimbursement ......................................                              2,919,471
                                                                                                                      -------------
                   Investment income--net ..................................................                             23,231,287
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain on Investments--Net
-----------------------------------------------------------------------------------------------------------------------------------
                   Realized gain on investments--net .......................................                              4,133,450
                   Change in unrealized appreciation on investments--net ...................                              5,676,120
                                                                                                                      -------------
                   Total realized and unrealized gain on investments--net ..................                              9,809,570
                                                                                                                      -------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................................                             (1,330,776)
                                                                                                                      -------------
                   Net Increase in Net Assets Resulting from Operations ....................                          $  31,710,081
                                                                                                                      =============

      See Notes to Financial Statements.


14      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Statements of Changes in Net Assets

                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                     2003                2002
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................................      $  23,231,287       $  21,828,084
                   Realized gain on investments--net .......................................          4,133,450           3,250,885
                   Change in unrealized appreciation on investments--net ...................          5,676,120          (8,111,087)
                   Dividends to Preferred Stock shareholders ...............................         (1,330,776)         (1,857,924)
                                                                                                  ---------------------------------
                   Net increase in net assets resulting from operations ....................         31,710,081          15,109,958
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
                   Investment income--net ..................................................        (19,787,613)        (17,826,768)
                                                                                                  ---------------------------------
                   Net decrease in net assets resulting from dividends to Common Stock
                   shareholders ............................................................        (19,787,613)        (17,826,768)
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
                   Total increase (decrease) in net assets applicable to Common Stock ......         11,922,468          (2,716,810)
                   Beginning of year .......................................................        281,830,122         284,546,932
                                                                                                  ---------------------------------
                   End of year* ............................................................      $ 293,752,590       $ 281,830,122
                                                                                                  =================================
                      * Undistributed investment income--net ...............................      $   6,828,780       $   4,715,882
                                                                                                  =================================

      See Notes to Financial Statements.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                 For the Year Ended October 31,
                                                                          --------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                     2003        2002        2001+       2000+        1999+
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of year ........................    $ 14.16     $ 14.29     $ 13.32     $ 12.81      $ 14.85
                                                                          --------------------------------------------------------
           Investment income--net ....................................       1.17++      1.11        1.02        1.04         1.05
           Realized and unrealized gain (loss) on investments--net ...        .49        (.25)        .97         .54
                                                                                                                             (2.05)
           Dividends to Preferred Stock shareholders from investment
             income--net .............................................       (.07)       (.09)       (.22)       (.28)        (.22)
                                                                          --------------------------------------------------------
           Total from investment operations ..........................       1.59         .77        1.77        1.30        (1.22)
                                                                          --------------------------------------------------------
           Less dividends to Common Stock shareholders from investment
             income--net .............................................       (.99)       (.90)       (.80)       (.79)        (.82)
                                                                          --------------------------------------------------------
           Net asset value, end of year ..............................    $ 14.76     $ 14.16     $ 14.29     $ 13.32      $ 12.81
                                                                          ========================================================
           Market price per share, end of year .......................    $ 14.26     $ 13.36     $ 13.69     $11.625      $ 11.75
                                                                          ========================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
           Based on market price per share ...........................      14.56%       4.25%      25.20%       5.93%      (13.49%)
                                                                          ========================================================
           Based on net asset value per share ........................      11.88%       5.86%      14.06%      11.33%       (8.31%)
                                                                          ========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common Stock
----------------------------------------------------------------------------------------------------------------------------------
           Total expenses, net of reimbursement** ....................       1.01%       1.05%       1.02%       1.08%        1.01%
                                                                          ========================================================
           Total expenses** ..........................................       1.01%       1.05%       1.02%       1.08%        1.01%
                                                                          ========================================================
           Total investment income--net** ............................       8.01%       7.79%       7.42%       8.00%        7.36%
                                                                          ========================================================
           Amount of dividends to Preferred Stock shareholders .......        .46%        .66%       1.57%       2.15%        1.53%
                                                                          ========================================================
           Investment income--net, to Common Stock shareholders ......       7.55%       7.13%       5.85%       5.85%        5.83%
                                                                          ========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Common and Preferred Stock**
----------------------------------------------------------------------------------------------------------------------------------
           Total expenses, net of reimbursement ......................        .69%        .71%        .69%        .71%         .68%
                                                                          ========================================================
           Total expenses ............................................        .69%        .71%        .69%        .71%         .68%
                                                                          ========================================================
           Total investment income--net ..............................       5.46%       5.26%       4.98%       5.24%        4.99%
                                                                          ========================================================
==================================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
           Dividends to Preferred Stock shareholders .................        .98%       1.38%       3.22%       4.08%        3.22%
                                                                          ========================================================


16      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.                           For the Year Ended October 31,
                                                                 ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2003         2002         2001+        2000+        1999+
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
           Net assets applicable to Common Stock, end of year
             (in thousands) .................................    $293,753     $281,830     $284,547     $265,169     $254,975
                                                                 ============================================================
           Preferred Stock outstanding, end of year
             (in thousands) .................................    $135,000     $135,000     $135,000     $135,000     $135,000
                                                                 ============================================================
           Portfolio turnover ...............................       31.50%       66.07%       87.80%      110.66%      114.06%
                                                                 ============================================================
=============================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------
           Asset coverage per $1,000 ........................    $  3,176     $  3,088     $  3,108     $  2,964     $  2,889
                                                                 ============================================================
=============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------
                   Series A--Investment income--net .........    $    251     $    338     $    793     $  1,067     $    816
                                                                 ============================================================
                   Series B--Investment income--net .........    $    248     $    319     $    834     $    990     $    810
                                                                 ============================================================
                   Series C--Investment income--net .........    $    240     $    375     $    784     $  1,012     $    786
                                                                 ============================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
+ Certain prior year amounts have been reclassified to conform to current year presentation.
++    Based on average shares outstanding.

      See Notes to Financial Statements.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              17

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

      When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


18      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $12,355.

For the year ended October 31, 2003, the Fund reimbursed FAM $9,210 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $137,330,769 and $129,264,685, respectively.

Net realized gains for the year ended October 31, 2003 and net unrealized gains (losses) as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                   Gains          Gains (Losses)
--------------------------------------------------------------------------------
Long-term investments .................        $  2,822,972        $ 29,180,021
Forward interest rate swaps ...........           1,310,478             (45,302)
                                               --------------------------------
Total .................................        $  4,133,450        $ 29,134,719
                                               ================================

As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $29,287,903, of which $32,477,814 related to appreciated securities and $3,189,911 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $388,891,542.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows:
Series A, .81%; Series B, .74%; and Series C, .80%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $132,746 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.086000 per share on November 26, 2003, to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:

--------------------------------------------------------------------------------
                                                  10/31/2003          10/31/2002
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $21,118,389         $19,684,692
                                                 -------------------------------
Total distributions ....................         $21,118,389         $19,684,692
                                                 ===============================

As of October 31, 2003, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  6,720,898
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           6,720,898
Capital loss carryforward ...............................         (17,731,217)*
Unrealized gains--net ...................................          25,228,738**
                                                                 ------------
Total accumulated earnings--net .........................        $ 14,218,419
                                                                 ============

* On October 31, 2003, the Fund had a net capital loss carryforward of $17,731,217, of which $8,972,783 expires in 2007 and $8,758,434 expires in
      2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


20      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Independent Auditors' Report

To the Shareholders and Board of Directors of MuniVest Fund II, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund II, Inc. as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest Fund II, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              21

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.


22      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Automatic Dividend Reinvestment Plan (concluded)

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              23

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of Merrill Lynch Investment    124 Funds       None
Glenn*      Princeton, NJ  and          present  Managers, L.P. ("MLIM")/Fund Asset Management,        163 Portfolios
            08543-9011     Director     and      L.P. ("FAM")--Advised Funds since 1999; Chairman
            Age: 63                     1993 to  (Americas Region) of MLIM from 2000 to 2002;
                                        present  Executive Vice President of FAM and MLIM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
              MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with FAM, MLIM, FAMD, Princeton Services and Princeton Administrators, L.P. The
              Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1993 to  Professor Emeritus of Finance, School of Business,    50 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     49 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 63                              International Consultant at the Urban Institute
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1993 to  Professor, Harvard Business School since 1989.        50 Funds        Unum
Montgomery  Princeton, NJ               present                                                        49 Portfolios   Provident
            08543-9095                                                                                                 Corporation
            Age: 51                                                                                                    and Newell
                                                                                                                       Rubbermaid,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Charles C.  P.O. Box 9095  Director     1993 to  Self-employed financial consultant since 1990.        50 Funds        None
Reilly      Princeton, NJ               present                                                        49 Portfolios
            08543-9095
            Age: 72
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Director     1993 to  Founder and Director Emeritus of The Boston           50 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of              49 Portfolios
            08543-9095                           Ethics and Character; Professor of Education at
            Age: 71                              Boston University from 1982 to 1999 and
                                                 Professor Emeritus thereof since 1999.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to         50 Funds        None
Suddarth    Princeton, NJ               present  2001; Foreign Service Officer, United States          49 Portfolios
            08543-9095                           Foreign Service from 1961 to 1995; Career
            Age: 68                              Minister from 1989 to 1995; Deputy Inspector
                                                 General, U.S. Department of State, from 1991
                                                 to 1994; U.S. Ambassador to the Hashemite
                                                 Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------


24      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Officers and Directors (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length                                                         Fund Complex    Directorships
                           Held         of Time                                                        Overseen by     Held by
Name        Address & Age  with Fund    Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1993 to  Dean Emeritus of New York University, Leonard         50 Funds        Bowne &
West        Princeton, NJ               present  N. Stern School of Business Administration            49 Portfolios   Co., Inc.;
            08543-9095                           since 1994.                                                           Vornado
            Age: 65                                                                                                    Realty Trust;
                                                                                                                       Vornado
                                                                                                                       Operating
                                                                                                                       Company and
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        50 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential            49 Portfolios
            08543-9095                           Insurance Company of America from 1988 to
            Age: 69                              1994; Former Director of Prudential Reinsurance
                                                 Company and former Trustee of The Prudential
                                                 Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length
                           Held         of Time
Name        Address & Age  with Fund    Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke       Princeton, NJ  President    present  since 1999; Senior Vice President and Treasurer of Princeton Services since
            08543-9011     and          and      1999; Vice President of FAMD since 1999; Director of MLIM Taxation
            Age: 43        Treasurer    1999 to  since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 39
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011  Vice         1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
Stuebe      Princeton, NJ  President    present  President of MLIM from 1994 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
Brian D.    P.O. Box 9011  Secretary    2002 to  Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
Stewart     Princeton, NJ               present  from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
            08543-9011
            Age: 34
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              25

[LOGO] Merrill Lynch Investment Managers

Quality Profile (unaudited)

The quality ratings of securities in the Fund as of October 31, 2003 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               30.3%
AA/Aa ...................................................               14.9
A/A .....................................................                9.9
BBB/Baa .................................................               22.3
BB/Ba ...................................................               10.5
B/B .....................................................                0.9
CCC/Caa .................................................                0.7
NR (Not Rated) ..........................................               10.5
--------------------------------------------------------------------------------

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniVest Fund II, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.


26      MUNIVEST FUND II, INC.                  OCTOBER 31, 2003

Electronic Delivery

The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MUNIVEST FUND II, INC.                  OCTOBER 31, 2003              27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16807 -- 10/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

         The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

         The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniVest Fund II, Inc.


        By: /s/ Terry K. Glenn
            --------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund II, Inc.

        Date: December 22, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            --------------------------
            Terry K. Glenn,
            President of
            MuniVest Fund II, Inc.

        Date: December 22, 2003


        By: /s/ Donald C. Burke
            --------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniVest Fund II, Inc.

        Date: December 22, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.